GranTierra energy inc.

Dana Coffield, PhD
President and CEO

SMH Capital Markets
Investor Growth Conference
November 9, 2007

Disclaimer

This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, statements of resource potential or other statements, other than statements of historical fact, are forward-looking statements. These statements are made as of the date of this presentation, which was posted on Gran Tierra Energy's website on November 08, 2007, and the continuation of such posting does not constitute a representation by Gran Tierra Energy that Gran Tierra Energy believes these forward-looking statements continue to be true as of any subsequent date. Although the company believes that the expectations reflected in such forward-looking statements are reasonable as of such date, they do involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, general economic conditions and the risk factors detailed from time to time in Gran Tierra Energy's periodic reports and registration statements filed with the Securities and Exchange Commission.

Gran Tierra Energy
International E & P Growth Story

- International oil and gas exploration and production company
  - OTC Bulletin Board: GTRE
- Strategy: Acquire underdeveloped assets, create value by drilling
  - Balanced portfolio of production enhancement and exploration drilling opportunities
  - Lower risk, predictable production base and cash flow
  - Higher risk, higher reward, exploration upside
- Initial Focus: Select countries in South America
  - Argentina, Colombia and Peru
  - Stable legal environments
  - Attractive fiscal terms
  - Deal flow
- Our base today:
  - 19 blocks acquired in 2005-2007
  - 1,526 barrels of oil per day (BOPD) net after royalty production (3Q 2007)
  - Currently producing approximately 2,033 BOPD (October average) as a result of production continuing to grow from 2007 exploration successes

Gran Tierra Energy
International E & P Growth Story

- Drilling results for first half of 2007:
  - Almost doubled YE 2006 Proved reserves to 5.6 million barrels of oil, net after royalty
  - More than tripled YE 2006 Proved, Probable and Possible reserves to 23.8 million barrels of oil
  - Doubled production to over 2,000 BOPD today, net after royalty, from YE 2006
- 2008 capital program focus on continued production growth:
  - Focus on converting new undeveloped reserves into developed producing reserves via drilling and infrastructure construction in Colombia
- Complement 2008 production growth with continued exploration drilling
  - Exploration drilling in Colombia and Argentina
  - Continue building for the long term; complete First Exploration Period operations in Peru and initiate Second Exploration Period operations (seismic acquisition)

Management – Global Experience

- Dana Coffield, PhD, President & CEO
  - Previously EnCana International and ARCO International
- Martin Eden, CFO
  - Previously Artumas Group, Nexen, Ernst & Young
- Max Wei, VP Operations
  - Previously EnCana International, Occidental
- Rafael Orunesu, President, GTE Argentina
  - Previously Pluspetrol and YPF
- Eddie Dyes, President, GTE Colombia
  - Previously Argosy Energy International



shaded regions - countries where management has previously worked

Board of Directors – Proven Track Record

- Jeffrey Scott, Chairman
  - President, Postell Energy
  - Director, Saxon Energy Services
- Walter Dawson
  - Founder and Director, Saxon Energy Services
  - Founder, Enserco Energy Services
  - Founder, Former CEO & Director, Computalog Gearhart
- Verne Johnson
  - Director, Harvest Energy Trust
  - Director, Fort Chicago Energy Partners LP
- Nadine Smith
  - Former Director, UTI Patterson
  - Former Director, American Retirement Corp.
- Dana Coffield, PhD







Current Operations


Calgary corporate office
New York
OTCBB – GTRE.OB
Colombia
exploration & production
Peru
exploration
Argentina
exploration & production

- Calgary
  - Corporate headquarters
- Colombia
  - Bogotá operating office
  - Working interests in 9 E&P Contracts, 3 producing
  - All operated by Gran Tierra
  - 950 BOPD (3Q 2007) plus exploration
  - 1,191,498 gross acres (935,953 net)
- Argentina
  - Buenos Aires operating office
  - Working interests in 8 E&P Contracts, 4 producing
  - All operated by Gran Tierra except one
  - 576 BOPD (3Q 2007) plus exploration
  - 1,906,418 gross acres (1,485,155 net)
- Peru
  - 2 E&P Contracts, both operated by Gran Tierra
  - 3,436,040 gross/net acres, frontier exploration

Colombia – Land Position
Putumayo and Magdalena Basins


Rio Magdalena Exploration
Talora
Bogota
Magdalena Basin
Juanambu-1 Field Development
Putumayo Basin
Costayaco-1 Field Development
Santana & Guayuyaco
Chaza
Azar
Mecaya
B-TEA
Azar Exploration

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green dots are producing oil fields. Refinery GTRE 2007 Drilling Discovery

- Gran Tierra operator of all properties
  - Putumayo Basin (working interest %)
    - 35% Santana; light oil production
    - 35% Guayuyaco; light oil production
    - 50% Chaza; light oil production
    - 40% Azar; exploration
    - 15% Mecaya; exploration
    - 100% Putumayo A, technical evaluation
    - 100% Putumayo B, technical evaluation
  - Magdalena Basin (working interest %)
    - 100% Rio Magdalena; exploration
    - 20% Talora; exploration
- Reserve and production base with significant growth opportunity
  - 950 BOPD net after royalty (3Q 2007)
  - Currently approximately 1,500 BOPD
  - 3.8 MMBO proved, 6.1 MMBO probable, 8.5 MMBO possible reserves (June 30, 2007)
- 1,191,498 gross acres (935,953 net)
  - Significant exploration upside
  - 23 leads and prospects identified

Colombia
2008 Development Activities


Gran Tierra Energy Acreage
Other Operators
Oil Field
Budgeted 7 delineation & development wells
New 6" production line
Chaza Block
Putumayo A TEA
Guayuyaco & Santana Blocks
Costayaco-1
Juanambu-1
Azar Block
New 3-D seismic program
New 15 km, 8" production line

- Costayaco-1, Chaza Block
  - Tested 5,906 BOPD by natural flow
  - Reserves: 2.7 MMBO proved, 5.5 MMBO probable and 7.4 MMBO possible reserves, net after royalty
  - Currently producing 2,200 BOPD gross by truck
  - New 15 km, 8 inch production line with 25,000 BOPD capacity being designed
  - New 70 km² 3-D seismic being acquired
  - Two delineation wells scheduled (4Q07-1Q08)
  - Four additional development wells budgeted
- Juanambu-1, Guayuyaco Block
  - Tested 778 BOPD by natural flow
  - Reserves: 0.1 MMBO proved, 0.3 MMBO probable and 0.9 MMBO possible reserves, net after royalty
  - New 6 km, 6 inch production line being designed
  - One additional development well budgeted

Colombia – Putumayo Basin
2008 Exploration Activities





Gran Tierra Energy Acreage
Other Operators
Oil Field
Juanambu oil discovery development
Santana & Guayuyaco
Costayaco oil discovery development
Chaza
Azar
Putumayo Basin
Export pipeline
Putumayo A TEA
Orito Field 250 MMBO EUR
Mecaya
Santana Oil sales point
New exploration well 3Q08
Putumayo B TEA
Colombia
Ecuador
20 km

- Azar Block
  - New seismic acquisition and one new exploration well
- Putumayo A and B TEA's
  - Seismic reprocessing and geologic studies, prospect generation
- Chaza, Guayuyaco and Mecaya Blocks
  - New seismic acquisition, technical studies and prospect generation

Argentina - Land Position
Noroeste Basin



Ipaguazu
Nacatimbay
Santa Victoria
Bolivia
Paraguay
Tartagal Oeste
(Palmar Largo)
Argentina
Balbuena Este
(Palmar Largo)
Palmar Largo
Valle Morado
Chivil
Well workovers
Surubi
Proa-1
Exploration Well
2Q08
El Vinalar
30 km
Google

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green dots are producing oil fields, red dots are producing gas/condensate fields.

Refinery   GTRE 2007 Drilling Discovery

- Gran Tierra lands (working interest %)
  - 14% Palmar Largo (Pluspetrol Operator, YPF, CGC); light oil production
  - 50% Vinalar (GTRE Operator, Golden Oil); light oil production
  - 100% Chivil (GTRE Operator); light oil production
  - 100% Ñacatimbay (GTRE Operator); shut-in gas production
  - 100% Ipaguazu (GTRE Operator); shut-in oil
  - 93.18% Valle Morado (GTRE Operator); shut-in gas/condensate
  - 100% Santa Victoria (GTRE Operator); exploration
  - 100% Surubi (GTRE Operator); exploration
- Reserve and production base in basin with significant growth opportunity
  - 618 BOPD net after royalty (1H 2007)
  - 1.8 MMBO proved, 0.9 MMBO probable, 2.8 MMBO possible reserves (June 30, 2007)
- 1,906,418 gross acres (1,485,155 net)
  - Significant exploration upside
  - 38 prospects and leads identified

Argentina
2008 Activities



Palmar Largo Field
37 MMBO produced
Proa Prospect
Leads
Surubi Block
5 Km



Proa Prospect
289 283 277 272 260 254 249 243
660 640 620 600 560 540 520 500
2150
2200
2250
2300
2350
2400
2450
2500
2550
2600
2650
2700
2750
2800
2850
Reservoir Interval
1 Km
West
East

Production enhancement and exploration

- Surubi Block
  - Proa-1 exploration well
  - Light oil exploration prospect
- Vinalar, Chivil and Palmar Largo Blocks
  - Twelve oil well workovers
- Valle Morado Block
  - Re-establish gas production, evaluate for further development
- Santa Victoria Block
  - Technical evaluations and prospect generation

Peru – Land Position
Marañon Basin


ITT Fields
Barrett
Colombia
Ecuador
Petrobras
Block 122
Iquitos
Pluspetrol
Block 128
Burlington
(ConocoPhillips)
Occidental
Brazil
Corrientes Field
100 km

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green dots are producing oil fields. Refinery

- Block 122
  - 100% Gran Tierra; oil exploration
  - 1,217,651 acres
- Block 128
  - 100% Gran Tierra; oil exploration
  - 2,218,389 acres
- Commitments (per block)
  - 4 exploration periods over 7 years
  - Work obligations are staged and include gravity & magnetic data acquisition, seismic acquisition and exploration drilling
  - Contract term of 30 years
- Frontier exploration on flank of 'foreland basin' with prolific petroleum system
- Significant players with production (Pluspetrol), new field developments (Barrett), and exploration in adjacent blocks (ConocoPhillips, Petrobras and Occidental)

Marañon Basin
Proven basin, new concept


ITT Fields
>1 BBO EUR
Barrett Development
250 MMBO, $1.6B
Colombia
Ecuador
Iquitos Arch
122
128
Corrientes
275 MMBO EUR
Oil
Source
Kitchen
>1BBO recoverable
discovered to date
Brazil
100 km

Bouguer Gravity map used with permission of Perúpetro

- Gran Tierra Energy testing new concept in Marañon Basin
- Acreage on regional high (Iquitos Arch) adjacent to proven prolific petroleum system
- High acts as regional focal point for petroleum migration from basin
- Analogous geologic settings are Prudhoe Bay on the North Slope of Alaska or Oil Sands in the Western Canadian Basin
- Aerogravity and magnetic program being acquired and interpreted 4Q07/1Q08
- Seismic planning for 2008

oil migration pathways

Financial Snapshot

- Basic shares*– 95.0 million
  - Directors and officers: 17%
  - Institutional: Approximately 40%
- Fully diluted shares – 132.6 million
  - 34.2 million warrants
  - 3.4 million stock options
- Public Financings (registrations effective)
  - $12 million @ $0.80/share (2005); acquisition financing
  - $75 million @ $1.50/share (2006); acquisition financing
- Cash on hand - $8.0 million at end of 3Q2007
- $50 million credit facility with Standard Bank
  - Initial borrowing base: $7 million (based on YE 2006 reserves)
  - Amount drawn: $nil
  - Available to support future drilling, infrastructure or acquisition activities

*Includes approximately 14.8 million shares of common stock issuable upon the exchange of exchangeable shares

Growth - Land



2005
2006
1H07
Blocks
20
18
16
14
12
10
8
6
4
2
0
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07



Gross Acres
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Date
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
Peru
Colombia
Argentina
Argentina
Colombia
Peru

Current Acreage

- 19 blocks in 3 countries
  - Argentina, Colombia and Peru
- 18 operated by Gran Tierra
- 6.5 MM gross acres
  - 5.9 MM net acres

As Operator, Gran Tierra Energy

- Manages operations
- Manages budgets
- Manages prospect generation

Growth - Reserves



23.8 MMBO***
25
20
15
10
5
0
Million barrels of oil
Possible
Probable
Proved
7.1 MMBO**
0.7 MMBO*
2005
2006
1H2007
1H2007 drilling additions

Net after royalty reserves (June 30, 2007)

- 5.6 MMBO Proved
- 7.0 MMBO Probable
- 11.2 MMBO Possible

From external reserve auditors:

*Dec. 31, 2005 – Gaffney, Cline & Associates

**Dec. 31, 2006 – Gaffney, Cline & Associates

***June 30, 2007 – Gaffney, Cline & Associates reserve adds for Costayaco-1 and Juanambu-1 discoveries, minus production from first half of 2007

Growth - Production


2005
2006
2007
Oct – 2,033 BOPD
3Q – 1,526 BOPD
Colombia (drilling)
Colombia (acquisitions)
Argentina (drilling)
Argentina (acquisitions)
BOPD
2500
2000
1500
1000
500
0
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
Oct-07

2008 Drilling Program

2008 Focus

- Convert 2007 reserve additions to 2008 production growth
- Complement with continued exploration drilling
- Prospect generation
  - Peru, Colombia and Argentina
- Drilling budget of $26.2MM

- Well workovers
  - Fourteen well workovers in Argentina
  - Production base maintenance
- Delineation/development drilling
  - Six development wells in Colombia
  - Production growth
- Exploration drilling
  - Three exploration wells, two in Colombia and one in Argentina
  - Reserve base growth


Million barrels of oil
0
5
10
15
20
25
Poss
Prob
Prov
2005
2006
1H2007

Net Reserves


2008
Production Growth
BOPD
0
500
2000
2500

Net Production

Growth – Future potential


Oil Prospective Resource Potential
Million Barrels Oil
90
80
70
60
50
40
30
20
10
0
79 MMBO
16 MMBO
Risked
Unrisked
Argentina
Colombia


Gas Prospective Resource Potential
Billion Cubic Feet Gas
400
350
300
250
200
150
100
50
0
336 BCF
96 BCF
Risked
Unrisked
Argentina
Colombia

Prospective Resource Potential*

- 61 prospects and leads
- 79 MMBO unrisked (16 MMBO risked)
- 336 BCFG unrisked (96 BCFG risked)
- Charts exclude Peru; exploration play concept in Peru has unrisked prospective resource potential in excess of one billion barrels of oil

*Internal estimates, Gran Tierra Energy; excludes booked reserves

Gran Tierra Energy

- Our Base Today
  - Established South American platform (Colombia, Argentina, Peru)
  - 19 blocks, 6.5 million gross acres, majority operated by Gran Tierra Energy
  - 2,033 BOPD net after royalty production (October, 2007)
  - 23.8 MMBO Proved, Probable and Possible reserves, net after royalty (at June 30, 2007)
- 2008 Focus
  - Focus on converting new undeveloped reserves into developed producing reserves via drilling and infrastructure construction in Colombia
  - Complement 2008 production growth with continued exploration drilling
- Next Steps
  - Define the size of the Costayaco oil discovery with 3-D seismic and delineation drilling; continue development through 2008
  - Design and build appropriate facilities (pipeline and oil/water handling) for full field development of Costayaco and Juanambu discoveries
  - Execute exploration drilling in Colombia and Argentina
  - Execute operations to high-grade Peru acreage
  - Screening of new basin entries to continue



Building a substantial international E&P Company

Additional Information

Colombian Operating Netbacks Per BO Risk Sharing Contract (Santana)

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$13.25	$13.25	$13.25
Royalty (20%)	$10.35	$13.35	$16.35
3rd party over-riding royalty	$ 0.83	$ 1.07	$ 1.31
Operating costs (2)	$21.37	$21.37	$21.37
Operating netback before tax	$19.20	$30.96	$42.72

Colombian income tax rates: 34% in 2007; 33% thereafter

(1) Price offset for API, transportation, marketing, insurance

(2) Excludes overhead

Colombian Operating Netbacks Per Bbl Association Contract (Guayuyaco)

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$13.25	$13.25	$13.25
Royalty (8%)	$ 4.14	$ 5.34	$ 6.54
3rd party over-riding royalty	$ 0.95	$ 1.23	$ 1.50
Operating costs (2)	$15.88	$15.88	$15.88
Operating netback before tax	$30.78	$44.30	$57.83

- Ecopetrol will receive additional profit share when cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)

Colombian income tax rates: 34% in 2007; 33% thereafter

(1) Price offset for API, transportation, marketing, insurance

(2) Excludes overhead

Colombian Operating Netbacks Per BO Association Contract (Juanambu)

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$13.25	$13.25	$13.25
Royalty (8%)	$ 4.14	$ 5.34	$ 6.54
3rd party over-riding royalty	$ 0.95	$ 1.23	$ 1.50
Operating costs (2)	$ 4.29	$ 4.29	$ 4.29
Operating netback before tax	$42.37	$55.89	$69.42

- Ecopetrol will receive additional profit share when cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)

Colombian income tax rates: 34% in 2007; 33% thereafter

(1) Price offset for API, transportation, marketing, insurance

(2) Excludes overhead

Colombian Operating Netbacks Per BO ANH Contract (Chaza)

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$ 6.38	$ 6.38	$ 6.38
Royalty (8%) (2)(3)	$ 4.69	$ 5.89	$ 7.09
3rd party over-riding royalty	$ 1.08	$ 1.35	$ 1.63
Economic Rights (acreage fee)	$ 0.10	$ 0.10	$ 0.10
Operating costs (4)	$ 4.17	$ 4.17	$ 4.17
Operating netback before tax	$48.58	$62.11	$75.63

Colombian income tax rates: 34% in 2007; 33% thereafter

(1) Price offset for API, transportation, marketing, insurance

(2) Government royalty

Daily production	Royalty %
<5,000 bopd	8%
5,000-125,000	8%-20%
125,000-400,000	20%
400,000-600,000	20%-25%
>600,000 bopd	25%

3) Additional royalties of approximately 18% will be payable when cumulative gross production exceeds 5 million barrels

4) Excludes overhead

Argentina Operating Netbacks Per BO Palmar Largo

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$25.33	$35.83	$46.33
Provincial Sales Tax (1.5%)	$ 0.60	$ 0.66	$ 0.73
Royalty (12%)	$ 4.76	$ 5.30	$ 5.84
Operating costs (2)	$17.93	$17.93	$17.93
Operating netback before tax	$16.38	$20.28	$24.17

Argentina income tax rates: 35%

(1) Discount formula for WTI price range of $55-$80. For each $1.00 increase in WTI the received price increases by $0.27. Additional formulas for various price tranches below $55 WTI. Internal prices are linked to the export-duty rates

(2) Excludes overhead and workovers. Workovers ~$6.00/BO

Argentina Operating Netbacks Per BO Chivil

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$25.33	$35.83	$46.33
Provincial Sales Tax (1.5%)	$ 0.60	$ 0.66	$ 0.73
Royalty (12%)	$ 4.76	$ 5.30	$ 5.84
Operating costs (2)	$18.18	$18.18	$18.18
Operating netback before tax	$16.13	$20.03	$23.92

Argentina income tax rates: 35%

(1) Discount formula for WTI price range of $55-$80. For each $1.00 increase in WTI the received price increases by $0.27. Additional formulas for various price tranches below $55 WTI. Internal prices are linked to the export-duty rates

(2) Excludes overhead and workovers. Workovers ~ $7.50/BO

Argentina Operating Netbacks Per BO Vinalar

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$25.22	$35.72	$46.22
Provincial Sales Tax (1.8%)	$ 0.72	$ 0.80	$ 0.88
Royalty (12%)	$ 4.77	$ 5.31	$ 5.85
Operating costs (2)	$17.01	$17.01	$17.01
Operating netback before tax	$17.28	$21.16	$25.04

Argentina income tax rates: 35%

(1) Discount formula for WTI price range of $55-$80. For each $1.00 increase in WTI the received price increases by $0.27. Additional formulas for various price tranches below $55 WTI. Internal prices are linked to the export-duty rates

(2) Excludes overhead and workovers. Workovers ~ 8.75/BO

Peru Fiscal Regime Summary

- Royalty-tax contract structure
- Royalties

Daily production	Royalty %
<5,000 bopd	5%
5,000-100,000	5%-20% (sliding scale)
>100,000 bopd	20%

Transportation costs are deductible for royalty calculation

- Income tax 30%

  Taxable income deductions:

  - Royalty
  - Operating costs
  - Depreciation of capital